Ex 10.22

                              KATY INDUSTRIES, INC.

                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT

            This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of April 29, 2002 and entered into by and among KATY INDUSTRIES, INC., a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly Bankers Trust Company), as agent for Lenders (in such capacity, "Agent"), and for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 28, 2001, by and among Company, Lenders and Agent, as amended by that certain First Amendment thereto dated as of September 27, 2001 and that certain Second Amendment thereto dated as of November 26, 2001 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Company has requested that Lenders amend the Credit Agreement (i) to permit SESCO's transfer of its interest in the SESCO Facility (defined below) to NEWCO (defined below) and the other transactions contemplated by that certain Agreement To Enter Into a Joint Venture dated as of March 14, 2002 by and among Company, SESCO, Katy-Seghers, Inc., Montenay Power Corporation, Montenay Savannah Operations Inc., Montenay Savannah GP Inc., and Montenay Savannah Limited Partnership, and (ii) with respect to certain other matters.

            NOW, THEREFORE, subject to the terms and conditions of this Amendment and in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

            1.1 Amendments to Section 1: Provisions Relating to Defined Terms

            A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "`Authority' means the Resource Recovery Development Authority for the City of Savannah, a public body corporate and politic created and existing pursuant to O.C.G.A.ss.36-63-1, et seq., as amended."

            "`City' means the Mayor and the Aldermen of the City of Savannah, Georgia, a municipal corporation and political subdivision of the State of Georgia."

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            "`Contributed Assets' has the meaning assigned to that term in the
            SESCO Joint Venture Agreement."

            "`Energy Purchaser' means Kerr-McGee Pigments (Savannah), Inc., a Georgia corporation, and its successors and assigns."

            "`Existing SESCO Documents' means collectively, (i) the SESCO Guaranty, (ii) the SESCO Loan Agreement, (iii) the SESCO Service Agreement, (iv) the SESCO Steam Agreement, and (v) any other agreements, documents and instruments delivered pursuant to or in connection with the agreements described in the foregoing clauses (other than the SESCO/Montenay Transaction Documents), in each case (for clauses (i) through (v) above) as any such agreement or document may be amended from time to time after the Third Amendment Effective Date to the extent permitted by subsection 7.15A."

            "`Katy Guaranty' means that certain Guaranty dated as of April 29, 2002 by Company in favor of the Authority, as such guaranty may be amended from time to time after the Third Amendment Effective Date to the extent permitted under subsection 7.15A."

            "`Katy Letter Agreement' means that certain letter agreement dated as of April 29, 2002 by and between Company and NEWCO, as such agreement may be amended from time to time after the Third Amendment Effective Date to the extent permitted under subsection 7.15A."

            "`Katy Seghers' means Katy-Seghers, Inc., a Delaware corporation and a Subsidiary of Company."

            "`Montenay' means Montenay Savannah GP Inc., a Delaware corporation, a wholly-owned Subsidiary of Montenay Corp., and the general partner of NEWCO."

            "`Montenay Corp.' means Montenay Power Corporation, a Delaware corporation."

            "`Montenay Operations' means Montenay Savannah Operations Inc., a Delaware corporation."

            "`NEWCO' means Montenay Savannah Limited Partnership, a Delaware limited partnership."

            "`NEWCO LP Agreement' means that certain Amended and Restated Agreement of Limited Partnership of NEWCO dated as of April 29, 2002 by and between SESCO and Montenay, as such agreement may be amended from time to time after the Third Amendment Effective Date to the extent permitted under subsection 7.15A."


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            "`Operating Guaranty Agreement' means that certain Operating
            Guaranty Agreement dated as of April 29, 2002 by and between Company and Montenay Corp., as such agreement may be amended from time to time after the Third Amendment Effective Date to the extent permitted under subsection 7.15A."

            "`Operating Services Agreement' means that certain Operating Services Agreement dated as of April 29, 2002 by and between Montenay Operations and NEWCO, as such agreement may be amended from time to time after the Third Amendment Effective Date to the extent permitted under subsection 7.15A."

            "`Seghers Grate Technology' means that certain technology commonly known as the Seghers grate technology, as further described on
            Schedule 3.13(b) to the SESCO Joint Venture Agreement."

            "`SESCO Assignment and Assumption Agreement' means that certain Assignment and Assumption Agreement dated as of April 29, 2002 by and between SESCO and NEWCO, as such agreement may be amended from time to time after the Third Amendment Effective Date to the extent permitted under subsection 7.15A."

            "`SESCO Facility' means the waste-to-energy facility located in the County of Chatham, near Savannah, Georgia, owned and operated by SESCO or its successor operator."

            "`SESCO Joint Venture Agreement' means that certain Agreement to Enter into a Joint Venture dated as of March 14, 2002 by and among SESCO, Company, Katy Seghers, Montenay Corp., Montenay Operations, Montenay and NEWCO, as such agreement may be amended from time to time after the Third Amendment Effective Date to the extent permitted under subsection 7.15A."

            "`SESCO Limited Partnership Interest Purchase Agreement' means that certain Limited Partnership Interest Purchase Agreement dated as of April 29, 2002 by and between SESCO and Montenay Corp., as such agreement may be amended from time to time after the Third Amendment Effective Date to the extent permitted under subsection 7.15A."

            "`SESCO Note' means that certain promissory note dated April 29, 2002 issued by SESCO to the Authority in the original principal amount of $6,600,000, as such promissory note may be amended from time to time after the Third Amendment Effective Date to the extent permitted under subsection 7.15A."

            "`SESCO Pledge Agreement' means that certain Partnership Interest Pledge Agreement dated as of April 29, 2002 by and between SESCO and the Authority, as such agreement may be amended from time to time after the Third Amendment Effective Date to the extent permitted under subsection 7.15A."

            "`SESCO/Montenay Transaction' means SESCO's transfer of its interest in the SESCO Facility and the other Contributed Assets to NEWCO, in accordance with


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

            the NEWCO LP Agreement, and the other transactions contemplated by the SESCO/Montenay Transaction Documents, including, without limitation, (i) SESCO's assignment of the SESCO Service Agreement to NEWCO and (ii) Montenay Operations' entering into of the Operating Services Agreement pursuant to which Montenay Operations assumes the obligations of SESCO as operator under the SESCO Service Agreement."

            "`SESCO/Montenay Transaction Documents' means collectively, (i) the SESCO Joint Venture Agreement, (ii) the NEWCO LP Agreement, (iii) the SESCO Note, (iv) the SESCO Pledge Agreement, (v) the Katy Guaranty, (vi) the Operating Services Agreement, (vii) the SESCO Assignment and Assumption Agreement, (viii) the SESCO Limited Partnership Interest Purchase Agreement, (ix) the Katy Letter Agreement, (x) that certain Transfer of Limited Partner Interest dated as of April 29, 2002 by and among SESCO, Montenay Corp. and Montenay, (xi) that certain Bill of Sale and Assignment dated as of April 29, 2002 by and between Company and Katy Seghers, (xii) that certain Warranty Bill of Sale dated as of April 29, 2002 by SESCO,
            (xiii) the Operating Guaranty Agreement, and (xiv) any agreement or document entered into by any Loan Party in connection with any of the foregoing, in each case (for clauses (i) through (xiv) above) as any such agreement or document may be amended from time to time after the Third Amendment Effective Date to the extent permitted by subsection 7.15A."

            "`Third Amendment' means that certain Third Amendment to Credit Agreement dated as of April 29, 2002 among Company, Agent and Lenders."

            "`Third Amendment Effective Date' has the meaning assigned to that term in the Third Amendment."

            B. Subsection 1.1 of the Credit Agreement is hereby further amended by inserting at the end of the definition of the term "Consolidated Leverage Ratio" the following proviso: "; provided, that in calculating the Consolidated Leverage Ratio for purposes of subsection 7.6A, the principal amount outstanding under the SESCO Note shall be excluded from Consolidated Total Debt (it being understood that the principal amount outstanding under the SESCO Note shall not be excluded from Consolidated Total Debt in calculating the Consolidated Leverage Ratio for any other purpose (including without limitation for purposes of determining the interest rate pursuant to subsection 2.2A))."

            C. Subsection 1.1 of the Credit Agreement is hereby further amended by inserting the phrase ", the SESCO/Montenay Transaction Documents," after the reference to "the Management Agreement," appearing in the fourth line of the definition of "Related Agreements."

            D. Subsection 1.1 of the Credit Agreement is hereby further amended by adding at the end of clause (iv) of the definition of the term "Restricted Junior Payment" the phrase "or the SESCO Note or any payment under the Katy Guaranty or any payment under the Katy Letter Agreement."


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

            1.2 Amendments to Section 3: Letters of Credit

            A. Subsection 3.1B of the Credit Agreement is hereby amended by inserting the phrase "and in the case of a Commercial Letter of Credit, to Agent and LaSalle Bank National Association," immediately after the word "Agent" appearing in the second line of clause (i).

            B. Subsection 3.1B of the Credit Agreement is hereby further amended by deleting the last sentence contained in clause (ii) thereof and substituting the following therefor:

            "In the event that all other Revolving Lenders shall have declined to issue such Standby Letter of Credit, notwithstanding the prior election of Agent not to issue such Standby Letter of Credit, Agent shall be obligated to issue such Standby Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Standby Letter of Credit and with respect to all other Letters of Credit issued by Agent, when aggregated with Agent's outstanding Revolving Loans, may exceed Agent's Revolving Loan Commitment then in effect; provided that Agent shall not be obligated to issue any Letter of Credit denominated in a foreign currency which in the judgment of Agent is not readily and freely available. In the event that all other Lenders shall have declined to issue such Commercial Letter of Credit, then notwithstanding the prior election of LaSalle Bank National Association not to issue such Commercial Letter of Credit, so long as LaSalle Bank National Association is a party hereto, LaSalle Bank National Association shall be obligated to issue such Commercial Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Commercial Letter of Credit and with respect to all other Letters of Credit issued by LaSalle Bank National Association, when aggregated with LaSalle Bank National Association's outstanding Revolving Loans, may exceed LaSalle Bank National Association's Revolving Loan Commitment then in effect; provided that LaSalle Bank National Association shall not be obligated to issue any Letter of Credit denominated in a foreign currency which in the judgment of LaSalle Bank National Association is not readily and freely available. In the event that LaSalle Bank National Association ceases to be a party hereto, Agent shall determine which Lender shall undertake the rights and obligations of LaSalle Bank National Association under this subsection 3.1B."

            1.3 Amendments to Section 5: Representations and Warranties

            A. Subsection 5.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "5.21 SESCO.


                        (i) Company and its Subsidiaries do not guaranty
            (pursuant to the SESCO Guaranty or otherwise) any of SESCO's obligations under the SESCO


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

            Loan Agreement or any repayment obligations in respect of the principal and interest on the bonds issued in 1984, 1992 or 2001, the proceeds of which were loaned to SESCO pursuant to the SESCO Loan Agreement. Each of SESCO and NEWCO are in full compliance under the SESCO Service Agreement and the SESCO Steam Agreement except where failure to be in compliance could not adversely affect any Loan Party, Agent or any Lenders and there has not occurred any "Event of Default" as defined in the SESCO Service Agreement by SESCO, Company or NEWCO. Company and its Subsidiaries are not aware of any Environmental Claims relating to SESCO, the SESCO Facility or SESCO's business operations."

            B. Section 5 of the Credit Agreement is hereby further amended by adding thereto at the end thereof the following:

            "5.22 SESCO/Montenay Transaction Documents.

                  A. Company has delivered to Lenders complete and correct
            copies of the SESCO/Montenay Transaction Documents, in each case as in effect as of the Third Amendment Effective Date, and of all exhibits and schedules thereto.

                  B. The representations and warranties made by Company and its
            Affiliates contained in the SESCO/Montenay Transaction Documents are true, correct and complete in all material respects on and as of the date made or deemed made and Company and its Affiliates have performed in all material respects all agreements and satisfied all conditions which the SESCO/Montenay Transaction Documents provide shall be performed or satisfied by Company and its Affiliates on or before the Third Amendment Effective Date.

                  C. Notwithstanding anything in the SESCO/Montenay Transaction
            Documents to the contrary, the representations and warranties of Company set forth in subsection 5.22B shall, solely for purposes of this Agreement, survive the Third Amendment Effective Date for the benefit of Lenders.

                  D. All Governmental Authorizations and all consents of other
            Persons have been obtained, in each case that are necessary or advisable in connection with the SESCO/Montenay Transaction, the related financings and the other transactions contemplated by the SESCO/Montenay Transaction Documents. Each such Governmental Authorization or consent is in full force and effect. All applicable waiting periods have expired without any action being taken or threatened by any competent authority or other Person that would restrain, prevent or otherwise impose adverse conditions on the SESCO/Montenay Transaction, the related financings and the other transactions contemplated by the SESCO/Montenay Transaction Documents. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing is pending, and the time for any applicable Government Authority to take action to set aside its consent on its own motion has expired.


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

                  E. Company and its Affiliates have all requisite corporate or other entity power and authority to enter into SESCO/Montenay Transaction Documents to which they are a party and to carry out the transactions contemplated by, and perform their respective obligations under, the SESCO/Montenay Transaction Documents.

                  F. The execution and delivery of the SESCO/Montenay
            Transaction Documents by Company and its Affiliates and the performance of the SESCO/Montenay Transaction Documents by Company and its Affiliates have been duly authorized by all necessary corporate or other entity action.

                  G. Company and its Affiliates have duly executed and delivered the SESCO/Montenay Transaction Documents to which they are a party and the SESCO/Montenay Transaction Documents to which they are a party are the legally valid and binding obligations of Company and its Affiliates, enforceable against Company and its Affiliates in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. Montenay and its Affiliates have duly executed and delivered the SESCO/Montenay Transaction Documents to which they are a party and the SESCO/Montenay Transaction Documents to which they are a party are the legally valid binding obligations of Montenay and its Affiliates, enforceable against Montenay and its Affiliates in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  H. The Operating Services Agreement has been fully executed and delivered and is in full force and effect, and SESCO has no further obligations as operator in respect of the SESCO Service Agreement. All Governmental Authorizations and all consents of other Persons (including, without limitation, the City, the Authority and the Energy Purchaser) have been obtained, in each case that are necessary or advisable in connection with the replacement of SESCO by Montenay Operations as operator of the SESCO Facility, and all conditions required to be performed or satisfied in connection with such replacement have been satisfied. The experience of Montenay Operations or the parent company that owns 100% of the outstanding capital stock of Montenay Operations in operating mass-burn resource recovery facilities similar to the SESCO Facility equals or exceeds that of Company and SESCO, as determined by a nationally recognized engineer.

                  I. Company and its Subsidiaries (other than SESCO) do not have any obligations under any Existing SESCO Documents or SESCO/Montenay Transaction Documents other than Company's obligations in respect of the SESCO Guaranty, the Katy Guaranty and the Katy Letter Agreement and Katy Seghers' and Company's obligations in respect of the Seghers Grate Technology under the SESCO Joint Venture Agreement.


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

                  J. SESCO does not have any obligations under any Existing
            SESCO Documents or SESCO/Montenay Transaction Documents other than SESCO's obligations in respect of the Excluded Liabilities (as defined in the SESCO Joint Venture Agreement), the SESCO Note, the SESCO Pledge Agreement, the SESCO Limited Partnership Interest Purchase Agreement, the NEWCO LP Agreement and the SESCO Loan Agreement (for so long as SESCO shall remain a limited partner of NEWCO and there shall not be a novation under the SESCO Loan Agreement pursuant to the SESCO Assignment and Assumption Agreement with respect to SESCO's liability and obligation to repay debt arising out of the SESCO Loan Agreement).

                  K. SESCO's interest in and rights to NDS (as defined in
            Section 8.01 of the SESCO Service Agreement) payments shall continue on and after the Third Amendment Effective Date for so long as SESCO shall remain a limited partner of NEWCO.

                  L. No material and adverse tax consequences to any Loan Party shall result from the consummation of the transactions contemplated by the SESCO/Montenay Transaction Documents.

                  M. On and after the Third Amendment Effective Date, NEWCO
            shall not be accounted for as a subsidiary of Company on the consolidated balance sheet of Company, in conformity with GAAP.

                  O. None of the amendments to the Existing SESCO Documents made in connection with the Revenue Refunding Bonds (Savannah Waste-to-Energy Project), Series 2001 issued by the Authority to refinance the Revenue Refunding Bonds (Savannah Energy Systems Company Project), Series 1992 issued in 1992 by the Authority constitute a material amendment to, or a waiver of any material rights of Company or any of its Subsidiaries under, or a termination or agreement to terminate, any Existing SESCO Documents, in each case in a manner that could adversely affect Agent or Lenders. Neither Company nor any of its Subsidiaries executed and delivered any new agreements or any amendments to the Existing SESCO Documents in connection with the issuance of the Revenue Refunding Bonds (Savannah Energy Systems Company Project), Series 2001 issued by the Authority, except for the Third Amendment to Loan Agreement between the Authority and SESCO dated as of September 1, 2001, the Second Amendment to Deed to Secure Debt and Security Agreement between SESCO and the Authority dated as of September 1, 2001, and the Third Amendment Amending Exhibit X among the City, the Authority, SESCO, the Company and the Bank of New York, as trustee, dated as of September 1, 2001, a copy of each of which, in each case as in effect as of the Third Amendment Effective Date, and all exhibits and schedules thereto, has been delivered to Agent."


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

            1.4 Amendments to Section 6: Company's Affirmative Covenants

            A. Subsection 6.5 of the Credit Agreement is hereby amended by inserting the following proviso before the "." contained in the penultimate sentence therein:

            "; provided, that, notwithstanding anything to the contrary in this Agreement, the assets of any Domestic Subsidiary acquired by Company after the Third Amendment Effective Date shall not be included in the calculation of the Revolving Borrowing Base unless and until the first such audit has occurred with respect to such Domestic Subsidiary and is satisfactory to Agent".

            B. Section 6 of the Credit Agreement is hereby further amended by adding thereto at the end thereof the following:

            "6.13 SESCO.

                  Company shall not, and shall not permit any of its
            Subsidiaries to, (x) purchase Montenay's interest in NEWCO as its general partner and/or assume responsibility for the maintenance and operation of the SESCO Facility, or (y) cause Montenay (or its designee) to purchase its limited partnership interest in NEWCO and transfer any liability or obligation related to the SESCO Facility then remaining with SESCO to NEWCO pursuant to Section 2.6(a) of the NEWCO LP Agreement without the prior written consent of Requisite Lenders. Company shall not, and shall not permit any of its Subsidiaries to, take any other action (other than electing to terminate the SESCO Guaranty pursuant to Section 3(a)(i) of the Operating Guaranty Agreement) which shall have the effect of terminating any of Montenay Corp.'s indemnification obligations under Section 11.2(b)(ii) or any other section of the Operating Guaranty Agreement without the consent of Requisite Lenders. Company shall, and shall cause each of its Subsidiaries to, diligently enforce all of their respective rights (including, without limitation, their indemnification rights) under the SESCO/Montenay Transaction Documents."

            1.5 Amendments to Section 7: Company's Negative Covenants

            A. Subsection 7.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (vi), (ii) deleting the "." at the end of clause (vii) and substituting "; and" therefor, and (iii) adding the following clause (viii) at the end thereof:

            "(viii) SESCO may become and remain liable with respect to Indebtedness evidenced by the SESCO Note, provided that the aggregate outstanding principal amount of such SESCO Note shall not exceed $6,600,000 (as such initial principal amount is reduced from time to time by any payments thereof) at any time."


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

            B. Subsection 7.2A of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (vii), (ii) deleting the "." at the end of clause (viii) and substituting "; and" therefor, and (iii) adding the following clause (ix) at the end thereof:

            "(ix) Liens granted by SESCO to the Authority pursuant to the SESCO Pledge Agreement."

            C. Subsection 7.3(ii)(b) of the Credit Agreement is hereby amended by deleting the phrase "$750,000 in any Fiscal Year" set forth therein and substituting therefor the phrase "the following amounts for the following periods: (1) $750,000 for the period from the Closing Date to the Third Amendment Effective Date; (2) $800,000 for the period after the Third Amendment Effective Date to December 31, 2002; (3) $1,000,000 in calendar years 2003 and 2004; (4) $1,050,000 in calendar year 2005; (5) $1,100,000 in calendar years
2006 and 2007; and (6) $550,000 in calendar year 2008 and, in the case of clauses (2) through (6), only to the extent used for the sole purpose of making payments on the SESCO Note".

            D. Subsection 7.3 of the Credit Agreement is hereby further amended by (i) deleting the word "and" at the end of clause (x), (ii) deleting the "." at the end of clause (xi) and substituting "; and" therefor, and (iii) adding the following clause (xii) at the end thereof:

            "(xii) SESCO may own the limited partnership interest in NEWCO transferred to SESCO on the Third Amendment Effective Date in accordance with the SESCO/Montenay Transaction Documents."

            E. Subsection 7.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (iii) and (ii) adding the following clauses (v) and (vi) at the end thereof:

            ", (v) SESCO may make the scheduled principal payments on the SESCO Note, and Company may make payments under the Katy Guaranty to pay its obligations under the Katy Guaranty in respect of the scheduled principal payments on the SESCO Note, in each case so long as the aggregate amount paid by SESCO and Company does not exceed the following amounts in the following calendar years: $800,000 in calendar year 2002; $1,000,000 in calendar years 2003 and 2004; $1,050,000 in calendar year 2005; $1,100,000 in calendar years 2006 and 2007; and $550,000 in calendar year 2008, and (vi) Company may prepay the SESCO Note pursuant to the Katy Letter Agreement upon the satisfaction of the following condition: the repayment of all outstanding Revolving Loans (other than in connection with the refinancing or the replacement of the credit facilities hereunder); provided, that the amount of such prepayment of the SESCO Note shall not exceed the aggregate amount of cash and Cash Equivalents owned by Company and its Subsidiaries immediately after (and after giving effect to) such repayment of all outstanding Revolving Loans; provided, further, that Company shall not borrow under this Agreement in order to fund such prepayment of the SESCO Note."


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

            F. Subsection 7.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (v), (ii) deleting the "." at the end of clause (vi) and substituting "; and" therefor, and (iii) adding the following clause (vii) at the end thereof:

            "(vii) SESCO may transfer its interest in the SESCO Facility and the other Contributed Assets to NEWCO in accordance with the NEWCO LP Agreement, and each of Company and Katy Seghers may transfer all of their respective rights in and to the Seghers Grate Technology to Montenay Corp. in accordance with the SESCO Joint Venture Agreement."

            G. Subsection 7.12 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

            "Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with SESCO or NEWCO other than the transactions contemplated by the SESCO/Montenay Transaction Documents executed and delivered on or before the Third Amendment Effective Date."

            H. Subsection 7.15A of the Credit Agreement is hereby amended by inserting after the reference "Closing Date" appearing therein the phrase "(except in the case of the SESCO Loan Agreement, the SESCO Service Agreement, the SESCO Steam Agreement and the SESCO Guaranty to the extent amended by the SESCO/Montenay Transaction Documents executed and delivered on or before the Third Amendment Effective Date, a copy of which has been delivered to Agent on or before the Third Amendment Effective Date) or any SESCO/Montenay Transaction Documents (as in effect on the Third Amendment Effective Date)".

            1.6 Amendments to Section 8: Events of Default

            Subsection 8.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "8.17 SESCO.

                        (i) The occurrence and continuance of an "Event of
            Default" as defined in the SESCO Service Agreement by SESCO, Company or NEWCO that would entitle (upon the granting of any necessary consents) the Authority or the Trustee (as defined in the SESCO Service Agreement) to terminate the SESCO Service Agreement; (ii) the payment by Company of an aggregate amount exceeding $1,000,000 under the SESCO Guaranty (whether in one payment or in multiple payments) or the occurrence of any event (including a call on the SESCO Guaranty) which would obligate Company to make a payment or payments in an aggregate amount exceeding $1,000,000 under the SESCO Guaranty; (iii) the occurrence and continuance of a default by Montenay Corp. of any of its obligations under the Operating Guaranty Agreement that could adversely affect any Loan Party, Agent or any Lenders; (iv) the termination of the SESCO Steam


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

            Agreement; or (v) the SESCO/Montenay Transaction, or any of the other transactions to be consummated on or prior to the Third Amendment Effective Date pursuant to the SESCO/Montenay Transaction Documents shall not be consummated in accordance with this Agreement and the applicable SESCO/Montenay Transaction Documents on or prior to the Third Amendment Effective Date, or the SESCO/Montenay Transaction or any of the other such transactions shall be unwound, reversed or otherwise rescinded in whole or in material part for any reason (other than any such unwinding, reversal or rescission in material part that could not adversely affect any Loan Party, Agent or any Lenders):".

            Section 2. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):

            A. On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

            1. Officer's Certificates of Company, dated a recent date prior to the Third Amendment Effective Date, certifying that (a) there has been no change in any of the Loan Parties' Organizational Documents from the date of the Credit Agreement, and (b) the resolutions attached thereto adopted by the Governing Bodies of Company, Katy Seghers and SESCO approving and authorizing the execution, delivery, and performance of this Amendment and the SESCO/Montenay Transaction Documents are in full force and effect without modification or amendment;

            2. Signature and incumbency certificates of the officers of Company, Katy Seghers and SESCO;

            3. A good standing certificate of Company, Katy Seghers and NEWCO from the Secretary of State of the jurisdiction of its organization, each dated a recent date prior to the Third Amendment Effective Date;

            4. Ten (10) executed copies of this Amendment executed by Company and each Credit Support Party;

            5. Executed copies of the SESCO/Montenay Transaction Documents (including all schedules, exhibits and amendments thereto), each in form and substance satisfactory to Agent;

            6. Evidence in form and substance satisfactory to Agent (including without limitation an Officers' Certificate to the effect set forth in clauses (i) - (v) below) that:

                  (i) the SESCO/Montenay Transaction Documents shall be in full force and effect and shall not have been amended, supplemented, waived or otherwise modified without the consent of Agent;

                  (ii) all conditions to the SESCO/Montenay Transaction set
            forth in the SESCO/Montenay Transaction Documents shall have been satisfied in all material respects or the fulfillment of any such conditions shall have been waived with the consent of Agent;

                  (iii) the SESCO/Montenay Transaction shall have occurred in accordance with the SESCO/Montenay Transaction Documents;

                  (iv) the aggregate original principal amount of the SESCO Note shall not exceed $6,600,000; and

                  (v) the Operating Services Agreement shall have been fully executed and delivered, and SESCO shall have no further obligations as operator in respect of the SESCO Service Agreement; all Governmental Authorizations and all consents of other Persons (including, without limitation, the City, the Authority and the Energy Purchaser) shall have been obtained, in each case that are necessary or advisable in connection with the replacement of SESCO by Montenay Operations as operator of the SESCO Facility and in connection with the consummation of the SESCO/Montenay Transaction, and all conditions required to be performed or satisfied in connection with such replacement shall have been satisfied.

            7. Evidence, in form and substance satisfactory to Agent, from a nationally recognized engineer or a consultant satisfactory to Agent, to the effect that the experience of Montenay Operations or the parent company that owns 100% of the outstanding capital stock of Montenay Operations in operating mass-burn resource recovery facilities similar to the SESCO Facility equals or exceeds that of Company and SESCO.

            8. An Officers' Certificate of Company, in form and substance satisfactory to Agent, to the effect that the representations and warranties in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the Third Amendment Effective Date (both before and after giving effect to the SESCO/Montenay Transaction and this Amendment) to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company and the other Loan Parties shall have performed in all material respects all agreements and satisfied all conditions which this Amendment, the Credit Agreement as amended by this Amendment, and the other Loan Documents provide shall be performed or satisfied by

      Company and its Subsidiaries on or before the Third Amendment Effective Date except as otherwise disclosed to and agreed to in writing by Agent.

            B. On or before the Third Amendment Effective Date, Requisite Lenders, LaSalle Bank National Association and Deutsche Bank, AG shall deliver to Agent copies of this Amendment executed by Requisite Lenders, LaSalle Bank National Association and Deutsche Bank, AG.

            C. On or before the Third Amendment Effective Date, Lenders and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of Hunton & Williams, in each case counsel to Loan Parties, in form and substance satisfactory to Agent and its counsel, dated as of the Third Amendment Effective Date and setting forth substantially the matters in the opinions designated in Exhibit A to this Amendment and as to such other matters as Agent acting on behalf of Lenders may reasonably request and (ii) copies of all opinions issued by counsel to any party to the SESCO/Montenay Transaction Documents or issued to any party to the SESCO/Montenay Transaction Documents relating to any transactions occurring on or about the Third Amendment Effective Date pursuant to any of the SESCO/Montenay Transaction Documents (including, without limitation, the opinions referenced in Exhibits D, Q and R of the SESCO Joint Venture Agreement), each of which opinions issued by counsel to any Loan Party shall be accompanied by a written authorization from counsel issuing such opinion stating that Agent and Lenders may rely on such opinions as though such opinions were addressed to Agent and Lenders.

            D. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

            Section 3. REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

            A. Corporate Power and Authority. Each Loan Party has all requisite corporate or other entity power and authority to enter into this Amendment and each of the SESCO/Montenay Transaction Documents to which it is a party and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and each of the SESCO/Montenay Transaction Documents to which it is a party.

            B. Authorization of Agreements. The execution and delivery of this Amendment and each of the SESCO/Montenay Transaction Documents to which it is a party and the performance of the Amended Agreement and each of the SESCO/Montenay Transaction

Documents to which it is a party have been duly authorized by all necessary corporate or other entity action on the part of each Loan Party.

            C. No Conflict. The execution, delivery and performance by each Loan Party of this Amendment and each of the SESCO/Montenay Transaction Documents to which it is a party and the performance by such Loan Party of the Amended Agreement and each of the SESCO/Montenay Transaction Documents to which it is a party do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Loan Parties, the Organizational Documents of the Loan Parties or any order, judgment or decree of any court or other Government Authority binding on the Loan Parties, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Loan Parties,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Loan Parties (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders and Liens granted by SESCO to the Authority pursuant to the SESCO Pledge Agreement), or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of the Loan Parties, except for such approvals or consents which will be obtained on or before the Third Amendment Effective Date and disclosed in writing to Lenders.

            D. Governmental Consents. The execution, delivery and performance by the Loan Parties of this Amendment and each of the SESCO/Montenay Transaction Documents to which they are a party and the performance by Loan Parties of the Amended Agreement and each of the SESCO/Montenay Transaction Documents to which they are a party do not and will not require any Governmental Authorization (other than any Governmental Authorizations obtained on or before the Third Amendment Effective Date and disclosed in writing to Lenders).

            E. Binding Obligation. This Amendment and each of the SESCO/Montenay Transaction Documents to which any Loan Party is a party have been duly executed and delivered by the Loan Parties party thereto and this Amendment, the Amended Agreement and each of the SESCO/Montenay Transaction Documents to which any Loan Party is a party are the legally valid and binding obligations of such Loan Parties party thereto, enforceable against the Loan Parties in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date (both before and after giving effect to the SESCO/Montenay Transaction and this Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment and the

SESCO/Montenay Transaction Documents that would constitute an Event of Default or a Potential Event of Default.

            Section 4. ACKNOWLEDGEMENT AND CONSENT

            Holdings and each of the Subsidiary Guarantors is a party to certain of the Holdings Guaranty and Subsidiary Guaranty and the Collateral Documents and Company is a party to certain of the Collateral Documents. Company, Holdings and each of the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties," and the Guaranties and Collateral Documents are collectively referred to herein as the "Credit Support Documents."

            Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

            Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment, and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

            Section 5. MISCELLANEOUS

            A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

            C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

            E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders, LaSalle Bank National Association, Deutsche Bank, AG and each of the Credit Support Parties and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

            F. Name Change. On and after the Third Amendment Effective Date, each reference in the Credit Agreement and the other Loan Documents to "Bankers Trust Company" shall mean and be a reference to "Deutsche Bank Trust Company Americas."

            G. Change of Notice Address under each of the Loan Documents. Company and its Subsidiaries hereby notify Agent and each Lender that their notice address under each of the Loan Documents shall be c/o Katy Industries, Inc., 765 Straits Turnpike, Suite 2000, Middlebury, CT 06762, Attn: Amir Rosenthal, Facsimile No.: (203) 598-0712.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  KATY INDUSTRIES, INC.

                                  By:
                                     -----------------------------------------
                                  Name: Amir Rosenthal
                                  Title: Vice President


                                  KKTY HOLDING COMPANY, L.L.C. (for
                                  purposes of Section 4 only) as a Credit
                                  Support Party

                                  By:
                                     ----------------------------------------
                                     Name: Christopher Anderson
                                     Title: Authorized Manager


                                  AETNA LIQUIDATING COMPANY
                                  (for purposes of Section 4 only) as a Credit
                                   Support Party

                                  By:
                                     ----------------------------------------
                                     Name: Amir Rosenthal
                                     Title: Secretary


                                  ALL RISK MANAGEMENT SERVICES, INC.
                                  (for purposes of Section 4 only) as a
                                  Credit Support Party

                                  By:
                                     ----------------------------------------
                                     Name: Amir Rosenthal
                                     Title: Secretary


                                  AMERICAN GAGE & MACHINE COMPANY
                                  (for purposes of Section 4 only) as a
                                  Credit Support Party

                                  By:
                                     ----------------------------------------
                                     Name: Amir Rosenthal
                                     Title: Secretary

                                  ASHFORD HOLDING CORPORATION
                                  (for purposes of Section 4 only) as a Credit
                                  Support Party

                                  By:
                                     ----------------------------------------
                                           Name: Amir Rosenthal
                                           Title: Secretary


                                  BACH SIMPSON, INC.
                                  (for purposes of Section 4 only) as a Credit
                                  Support Party

                                  By:
                                     ----------------------------------------
                                           Name: Amir Rosenthal
                                           Title: Secretary


                                  BLUFF CITY BUILDING CORP.
                                  (for purposes of Section 4 only) as a Credit
                                  Support Party

                                  By:
                                     ----------------------------------------
                                           Name: Amir Rosenthal
                                           Title: Secretary


                                  CAPACITY MANAGERS INTERNATIONAL, INC.
                                  (for purposes of Section 4 only) as a
                                  Credit Support Party

                                  By:
                                     ----------------------------------------
                                           Name: Amir Rosenthal
                                           Title: Secretary


                                  CHATHAM RESOURCE RECOVERY SYSTEMS, INC.
                                  (for purposes of Section 4 only) as a
                                  Credit Support Party

                                  By:
                                     ----------------------------------------
                                           Name: Amir Rosenthal
                                           Title: Secretary

                               CONTICO INTERNATIONAL, L.L.C. (for purposes of Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               DUCKBACK PRODUCTS, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary

                               E-R LIQUIDATING COMPANY, INC. (for purposes of Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary

                               FULTON IRON WORKS COMPANY (for purposes of
                               Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               GC/WALDOM ELECTRONICS, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary

                               GLIT/DISCO, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               GLIT/GEMTEX, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               GLIT, INC. (for purposes of Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               HALLMARK HOLDINGS, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               HAMILTON METALS, L.P.
                               By: HPMNC, Inc., its General Partner
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary

                               HERMANN LOEWENSTEIN, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               HPM OF PENNSYLVANIA, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               HPMNC, INC. (for purposes of Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               JEI LIQUIDATING, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               KATY INTERNATIONAL INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary

                               KATY INTERNATIONAL, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               KATY OIL COMPANY OF INDONESIA (for purposes of
                               Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               KATY-SEGHERS, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               KATY-TEWEH PETROLEUM COMPANY (for purposes of Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary

                               K-S ENERGY CORP. (for purposes of Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               MICROTRON ABRASIVES, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               PANHANDLE INDUSTRIAL COMPANY, INC. (for
                               purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               PTR MACHINE CORP.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               PRIMARY COATINGS, INC.
                                (for purposes of Section 4 only) as a Credit
                                Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary

                               PROCESS METALS COMPANY (for purposes of
                               Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               SAVANNAH ENERGY CONSTRUCTION COMPANY, INC.
                               (for purposes of Section 4 only) as a Credit
                                Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               SAVANNAH ENERGY SYSTEMS COMPANY (for purposes of
                               Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Ernest R. Bennett
                                    Title: President


                               SIMPSON ELECTRIC BUILDING CO. (for purposes of Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: President

                               SPIRAL STEP-TOOL COMPANY (for purposes of
                               Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               STERLING-SALEM CORPORATION
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               TTI HOLDINGS, INC.
                                (for purposes of Section 4 only) as a Credit
                                Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               TRANS-CONTINENTAL LEATHERS, INC. (for
                               purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary

                               WABASH HOLDING CORP. (for purposes of
                               Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               WILEN PRODUCTS, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               WOODS INDUSTRIES, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               WP LIQUIDATING CORP.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary

                               W. J. SMITH WOOD PRESERVING COMPANY (for purposes of Section 4 only) as a Credit Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary


                               CRL EXPORT, INC.
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:
                                  ----------------------------------------------
                                    Name: Amir Rosenthal
                                    Title: Secretary

                               DEUTSCHE BANK TRUST COMPANY AMERICAS
                               (formerly Bankers Trust Company),
                               Individually and as Agent

                               By:
                                  ----------------------------------------------
                                    Name: Sebastiano A. Cardone
                                    Title: Director

                                FIRSTAR BANK N.A.,
                                as a Lender

                                By:
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                THE PROVIDENT BANK,
                                as a Lender

                                By:
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                FOOTHILL CAPITAL CORPORATION,
                                as a Lender

                                By:
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                LASALLE BANK NATIONAL ASSOCIATION, as the new Issuing Lender and as a Lender

                                By:
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                GMAC COMMERCIAL CREDIT L.L.C.,
                                as a Lender

                                By:
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                UPS CAPITAL CORPORATION,
                                as a Lender

                                By:
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                DEUTSCHE BANK, AG,  New York Branch
                                as the Issuing Lender being replaced

                                By:
                                  ----------------------------------------------
                                    Name: Sebastiano A. Cardone
                                    Title:  Director

                                  EXHIBIT A

                [FORM OF OPINION OF COUNSEL TO KATY ENTITIES]

                                [SEE ATTACHED]